COMMITMENTS AND CONTINGENT LIABILITIES	12 Months Ended
Dec. 31, 2012
Commitments And Contingent Liabilities [Abstract]
COMMITMENTS AND CONTINGENT LIABILITIES

16)       COMMITMENTS AND CONTINGENT LIABILITIES

Debt Maturities

At December 31, 2012, aggregate maturities of the long-term debt, including any current portion of long-term debt, based on required principal payments at maturity, were $0 million for 2013 and 2014, $200 million for 2015 and $0 million thereafter.

Leases

The Company has entered into operating leases for office space and certain other assets, principally information technology equipment and office furniture and equipment. Future minimum payments under non-cancelable operating leases for 2013 and the four successive years are $214 million, $208 million, $204 million, $199 million, $197 million and $1,409 million thereafter. Minimum future sublease rental income on these non-cancelable operating leases for 2013 and the four successive years is $22 million, $24 million, $24 million, $24 million, $25 million and $137 million thereafter.

Restructuring

As part of the Company's on-going efforts to reduce costs and operate more efficiently, from time to time, management has approved and initiated plans to reduce headcount and relocate certain operations. In 2012 and 2011, respectively, AXA Equitable recorded $30 million and $55 million pre-tax charges related to severance and lease costs. The restructuring costs and liabilities associated with the Company's initiatives were as follows:

	December 31,
	2012	2011	2010

	(In Millions)

Balance, beginning of year	$44	$11	$20
Additions	54	79	13
Cash payments	(46)	(43)	(17)
Other reductions	0	(3)	(5)
Balance, End of Year	$52	$44	$11

During 2010, AllianceBernstein performed a comprehensive review of its real estate requirements in connection with its workforce reductions commencing in 2008. As a result, AllianceBernstein recorded a non-cash pre-tax charge of $102 million in 2010 that reflected the net present value of the difference between the amount of AllianceBernstein's ongoing contractual operating lease obligations for this space and their estimate of current market rental rates, as well as the write-off of leasehold improvements, furniture and equipment related to this space.

During 2012, AllianceBernstein completed a comprehensive review of its worldwide office locations and initiated a space consolidation plan. As a result, AllianceBernstein recorded pre-tax real estate charges of $223 million that reflected the net present value of the difference between the amount of AllianceBernstein's on-going contractual operating lease obligations for this space and their estimate of current market rental rates, as well as the write-off of leasehold improvements, furniture and equipment related to this space offset by changes in estimates relating to previously recorded real estate charges.

Guarantees and Other Commitments

The Company provides certain guarantees or commitments to affiliates, investors and others. At December 31, 2012, these arrangements include commitments by the Company to provide equity financing of $355 million to certain limited partnerships under certain conditions. Management believes the Company will not incur material losses as a result of these commitments.

AXA Equitable is the obligor under certain structured settlement agreements it had entered into with unaffiliated insurance companies and beneficiaries. To satisfy its obligations under these agreements, AXA Equitable owns single premium annuities issued by previously wholly owned life insurance subsidiaries. AXA Equitable has directed payment under these annuities to be made directly to the beneficiaries under the structured settlement agreements. A contingent liability exists with respect to these agreements should the previously wholly owned subsidiaries be unable to meet their obligations. Management believes the need for AXA Equitable to satisfy those obligations is remote.

The Company had $18 million of undrawn letters of credit related to reinsurance at December 31, 2012. The Company had $328 million of commitments under existing mortgage loan agreements at December 31, 2012.

The Company has implemented capital management actions to mitigate statutory reserve strain for certain level term and UL policies with secondary guarantees and GMDB and GMIB riders on the Accumulator® products sold on or after January 1, 2006 and in-force at September 30, 2008 through reinsurance transactions with AXA Arizona, a wholly-owned subsidiary of AXA Financial.

AXA Equitable receives statutory reserve credits for reinsurance treaties with AXA Arizona to the extent that AXA Arizona holds assets in an irrevocable trust (the “Trust") ($9,635 million at December 31, 2012) and/or letters of credit ($2,626 million at December 31, 2012). Under the reinsurance transactions, AXA Arizona is permitted to transfer assets from the Trust under certain circumstances. The level of statutory reserves held by AXA Arizona fluctuate based on market movements, mortality experience and policyholder behavior. Increasing reserve requirements may necessitate that additional assets be placed in trust and/or securing additional letters of credit, which could adversely impact AXA Arizona's liquidity.

During 2009, AllianceBernstein entered into a subscription agreement under which it committed to invest up to $35 million, as amended in 2011, in a venture capital fund over a six-year period. As of December 31, 2012, AllianceBernstein had funded $23 million of its revised commitment of $35 million.

During 2010, as general partner of the AllianceBernstein U.S. Real Estate L.P. (the “Real Estate Fund”), AllianceBernstein committed to invest $25 million in the Real Estate Fund.  As of December 31, 2012, AllianceBernstein had funded $9 million of this commitment.

During 2012, AllianceBernstein entered into an investment agreement under which it committed to invest up to $8 million in an oil and gas fund over a three-year period. As of December 31, 2012, AllianceBernstein had funded $8 million of this commitment.